DIRECTORS   JOHN C. ATWATER                                [MONTGOMERY LOGO]
                RICHARD J. BRADSHAW
                MARYELLIE K. JOHNSON
                WENDELL G. VAN AUKEN
                JAMES C. VAN HORNE                          MONTGOMERY
                  Chairman                                  STREET
     OFFICERS   VICTOR L. HYMES                             INCOME
                  President                                 SECURITIES
                ROBERT S. CESSINE
                  Vice President
                BRUCE H. GOLDFARB                            ---
                  Vice President and                        | 2 |
                  Assistant Secretary                        ---
                JOHN R. HEBBLE
                  Treasurer                                 Semiannual Report
                MAUREEN E. KANE                             June 30, 2000
                  Vice President and Secretary
                ANN M. McCREARY
                  Vice President
                KATHRYN L. QUIRK
                  Vice President and
                  Assistant Secretary
                HARRY E. RESIS
                  Vice President
                RICHARD L. VANDENBERG
                  Vice President

   INVESTMENT   Scudder Kemper Investments, Inc.
      MANAGER   101 California Street, Suite 4100
                San Francisco, CA 94111
     TRANSFER   EquiServe
        AGENT   P.O. Box 8200
                Boston, MA 02266-8200
    CUSTODIAN   Chase Manhattan Bank, N.A.
                4 Chase Metro Tech Center
                18th Floor
                Brooklyn, NY 11245
LEGAL COUNSEL   Howard, Rice, Nemerovski,
                  Canady, Falk & Rabkin                     SCUDDER
                Three Embarcadero Center                    INVESTMENTS(SM)
                Seventh Floor                               [LOGO]
                San Francisco, CA 94111

  INDEPENDENT   Ernst & Young LLP
     AUDITORS   200 Clarendon Street
                Boston, MA 02116

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "Fund") produced a total return based on net asset value (NAV) of 1.39% for the quarter ended June 30, 2000. The total NAV return of the Fund underperformed the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of 1.73% for the quarter. The Fund's continued emphasis on corporate bonds, which underperformed Treasuries for the quarter, restrained returns relative to the Index.

The June 30, 2000 NAV per share was $18.55, versus $18.68 at the end of the first quarter. On July 13, 2000, the Board of Directors declared a $0.34 dividend payable on July 31, 2000, to shareholders of record on July 24, 2000.

The market price of the Fund's shares, which trade on the New York Stock Exchange, was $16.125 per share at the end of June, which compared with $15.3125 at the end of March. The market price discount of the shares as a percentage of the NAV was slightly over 13% at quarter-end, which is a narrower discount from the prior quarter.

The Market and Economic Conditions

While economic conditions remain robust in the U.S., data released in the second quarter allowed for a more favorable environment for fixed income securities. Gross Domestic Product (GDP) rose 5.5% during the first quarter, a strong pace but slower than that of the fourth quarter. While there were signs early in the second quarter that inflation was creeping higher, slower retail sales and housing starts provided evidence that the rate hikes engineered by the Federal Reserve Board were having their intended effect of cooling off the economy. The Federal Reserve Board took another swing at slowing the economy by raising the Federal Funds rate by 50 basis points, to 6.5%, in May. This move, the largest in five years, brought the cumulative rate hikes over the past year to 1.75%, leading many market participants to conclude that the Fed is nearing the end of its rate hike spree. The Fed opted for a wait and see approach in June by leaving rates unchanged. Armed with this confidence, the market pushed shorter-term interest rates lower. The U.S. Treasury yield curve remains inverted, although less so than at the end of the first quarter. The curve can be seen in the following graph:

THE ORIGINAL DOCUMENT CONTAINS A LINE GRAPH HERE

LINE GRAPH DATA:

                            U.S. Treasury Yield Curve


                                Yield to Maturity (%)
                             -------------------------
                            Fed Funds        Fed Funds
                             6/30/00          3/31/00
                             -------          -------

              3 Mos.        5.886               5.860
              6 Mos.        6.140               6.215
              1 Yr.         6.239               6.062
              2 Yrs.        6.483               6.358
              5 Yrs.        6.320               6.179
             10 Yrs.        6.015               6.023
             30 Yrs.        5.837               5.896

                              Yield to Maturity (%)

Once again, investment grade corporate bonds underperformed Treasuries for the quarter, as corporate yield spreads widened early in the period. In June, the growing perception that the Fed was nearly finished raising rates provided the catalyst for spreads to reverse course and tighten, and for the corporate market to outperform Treasuries for the first time in 2000.

High yield securities turned in a mixed performance versus Treasuries during the second quarter. Securities rated BB provided the best returns among high yield bonds, returning 44 basis points more than comparable duration Treasuries. Securities rated B and lower continued to lag Treasury returns. Yield spreads remain historically attractive, although default rates have risen this year.

The technical picture for corporates improved somewhat over the quarter, as inflows into funds turned positive and the new issue calendar showed signs of reviving. We reiterate the themes that economic and profit growth remain robust, fundamentals remain sound, bond origination has declined, and valuations are attractive. We continue to be selective with respect to securities purchased and are mindful of the impact of higher rates on the credits we own.

The following graph shows the yield advantage of ten-year A-rated industrial bonds over ten-year Treasury notes. Wider spreads indicate the relative attractiveness of corporate issues.


                             Corporate Yield Spreads

                   10-Year Corporates versus 10-Year Treasury

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE REFLECTING THE YEARS FROM 1994 TO 2000. HIGHER NUMBERS INDICATE "CORPORATE BONDS MORE ATTRACTIVE". LOWER NUMBERS INDICATE "CORPORATE BONDS LESS ATTRACTIVE".

LINE CHART DATA:

      Yield Spread (basis points)

                69
                69
                55
                58
                62
                67
                67
                61
                60
                58
                56
                49
                49
                65
                58
                59
                56
                62
                65
                60
                60
                59
                60
                58
                59
                59
                55
                56
                59
                58
                58
                58
                59
                56
                58
                54
                59
                50
                48
                45
                46
                44
                46
                48
                48
                58
                72
                75
                79
                73
                72
                68
                62
                62
                65
                82
                82
                82
                90
               110
               117
               135
               110
               125
                95
                90
                90
                90
                95
               100
               115
               120
               117
               127
               126
               128
               128
               126
               123
               117
               116
               114
               116
               115
               118
               118
               114
               119
               125
               122
               126
               131
               126
               133
               143
               144
               153
               149

Source:  Lehman Brothers

The mortgage market posted positive returns over Treasury securities in the second quarter. Given this market's perceived high credit quality, it was less affected by concerns of a hard landing. That, coupled with the lower volatility of rate changes during the period, allowed the higher yields of mortgages to translate into higher total returns.

The Fund

The duration of the Fund as of June 30 was 5.4 years, slightly less than the duration at the end of the year. (Duration is a measure of a portfolio's sensitivity to interest rates. If interest rates were to rise by 1%, the value of a portfolio with a duration of 5.4 years would decline by about 5.4%.) The Fund use of approximately 20% leverage was unchanged during the quarter. (Note: Prior reports have described the benefit of leverage to the portfolio.) The Fund earned an extra 1.89% due to leverage. That average spread was lower than in recent periods due to higher funding costs.

The bar chart below shows the Fund's sector weightings at the end of June, with the negative cash balance reflecting the leverage of the Fund.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

            Sector Weightings

Asset-Backed         3.4%
Industrial          45.9%
Utility             13.4%
Finance             22.2%
Mortgage            27.4%
Treasury             3.0%
Agency               3.7%
Preferred Stock      1.5%
Cash               -20.5%

Corporate securities represented 67.6% of the Fund's gross assets as of quarter-end, with the remainder invested in government agency-backed mortgages, asset-backed securities, U.S. Treasuries, and a small weighting in preferred stock. Much of the activity in the second quarter focused on improving the income of the Fund. Several swaps within the capital structure of corporations or within fixed income sectors helped to increase the average coupon of the portfolio. New issues purchased during the quarter included Lennar Corporation, Heller Financial, Tenneco Automotive, Avis Group and Conoco. Issues sold during the quarter included Northwest Airlines, Associates Corp. of North America and Borden.

Corporate bond holdings continue to be focused in the 3- to 10-year area of the yield curve, where yields are the most attractive. The yield advantage of the Fund over comparable duration Treasuries increased to nearly 270 basis points.

The Fund's mortgage position totaled 22.7% of the gross assets at the end of the second quarter, with approximately 4/5 of this total in government issued residential pass-through certificates and the balance in commercial mortgage-backed securities. Most of the pass-through securities were used in a mortgage roll strategy to achieve leverage in the portfolio. The Fund's exposure to the commercial mortgage-backed sector added to returns during the quarter, as the sector's high credit quality, attractive yields, and diminished supply attracted investors.

The Fund's investment policy allows the Fund to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below investment grade debt securities. As of quarter-end, the Fund held 27.8% of its assets in these categories. (Note: Prior letters have described certain holdings and included a quality breakdown bar graph.)

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 15,000 shares repurchased during the second quarter of 2000, representing 0.15% of the outstanding shares of the Fund. Up to 15,000 shares may be repurchased during the third quarter of 2000.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gains distributions in the shares of the Fund. This Plan also allows you to make additional cash investments in Fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the Fund's Plan Agent, and the Plan's features are described beginning on page 10 of this report.

Portfolio Manager Team

Harry E. Resis, Robert S. Cessine, and Richard L. Vandenberg have been appointed as the portfolio managers for the Fund, replacing the current portfolio managers, Kristin L. Bradbury and Almond G. Goduti. The Chairman of the Board of the Fund and I wish to thank Ms. Bradbury and Mr. Goduti for their years of dedicated service to the Fund and its shareholders. Messrs. Resis, Cessine, and Vandenberg are senior portfolio managers in Scudder Kemper's North America Fixed Income Group, who have a wealth of experience in fixed income investing. We are confident that they will continue the legacy of solid performance.

At the July 13, 2000 Board meeting, the Board of Directors elected Messrs. Resis, Cessine, and Vandenberg and Ann M. McCreary as vice presidents of the Fund.

Thank you for being a stockholder.

Sincerely,

/s/Victor L. Hymes

Victor L. Hymes
President

INVESTMENT OBJECTIVES

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)



                                                                            Principal
                                                                            Amount ($)   Value ($)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
(under 1 year)
        Ford Motor Credit Corp., 6.65%, 7/5/2000 (Cost $535,000) ........     535,000     535,000
                                                                                        ---------
---------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 56.5%
(1-8 years)

U.S. Treasury Obligations -- 3.0%
        U.S. Treasury Bond, 9.375%, 2/15/2006 ...........................   2,000,000   2,287,500
        U.S. Treasury Note, 6.875%, 5/15/2006 ...........................   3,250,000   3,344,965
                                                                                        ---------
                                                                                        5,632,465
                                                                                        ---------
U.S. Government Pass-Thru -- 3.6%
        Federal Home Loan Mortgage Corp., 6.875%, 1/15/2005 (b) .........   7,000,000   6,956,250
                                                                                        ---------
Collaterized Mortgage Obligations -- 1.8%
        First Union National Bank Commercial Mortgage, Series 2000-C1 A1,
          7.739%, 7/15/2009 .............................................   3,477,790   3,524,524
                                                                                        ---------
Asset Backed -- 1.0%
        MBNA Master Credit Card Trust, Series 1999-1, 6.4%, 1/18/2005 ...   2,000,000   1,973,120
                                                                                        ---------
Communications -- 2.8%
  Telephone/Communications
        LCI International, Inc., 7.25%, 6/15/2007 .......................     700,000     662,781
        Level 3 Communications, 9.125%, 5/1/2008 ........................   2,000,000   1,795,000
        WorldCom, Inc., 6.4%, 8/15/2005 .................................   3,000,000   2,855,760
                                                                                        ---------
                                                                                        5,313,541
                                                                                        ---------
Consumer Discretionary -- 3.7%
  Hotels & Casinos
        Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ................   2,000,000   1,880,000
        Park Place Entertainment, 8.5%, 11/15/2006 ......................   2,500,000   2,456,475
        Tricon Global Restaurants, 7.65%, 5/15/2008 .....................   3,000,000   2,694,660
                                                                                        ---------
                                                                                        7,031,135
                                                                                        ---------
Consumer Staples -- 1.9%
  Food & Beverage
        The Great Atlantic & Pacific Tea Company, Inc., 7.7%, 1/15/2004 .   3,825,000   3,657,312
                                                                                        ---------
Durables -- 2.4%
  Automobiles -- 1.5%
        Lear Corp., 7.96%, 5/15/2005 ....................................   3,000,000   2,813,820
                                                                                        ---------
  Aerospace-- 0.9%
        Lockheed Martin Corp., 7.95%, 12/1/2005 .........................   1,700,000   1,709,690
                                                                                        ---------
Energy -- 4.3%
  Oilfield Services/Equipment-- 1.5%
        Petroleum Geo-Services, 7.5%, 3/31/2007 .........................   3,000,000   2,879,730
                                                                                        ---------

    The accompanying notes are an integral part of the financial statements.

                                                                             Principal
                                                                             Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------
  Oil & Gas Production -- 2.8%
        Canadian Forest Oil Ltd., 8.75%, 9/15/2007 .......................    2,000,000    1,880,000
        Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004 ................    2,000,000    2,005,000
        Osprey Trust, 8.31%, 1/15/2003 ...................................    1,500,000    1,503,225
                                                                                          ----------
                                                                                           5,388,225
                                                                                          ----------
Financial -- 12.2%
  Banks -- 8.5%
        Capital One Bank, 6.57%, 1/27/2003 ...............................    3,000,000    2,878,890
        CIT Group Holdings, Inc., 7.125%, 10/15/2004 .....................    2,000,000    1,940,280
        Den Danske Bank, 6.55%, 9/15/2003 ................................    2,500,000    2,422,575
        Heller Financial, Inc., 7.875%, 5/15/2003 ........................    3,000,000    2,995,680
        Limestone Electronic Trust, 8.625%, 3/15/2003 ....................    2,000,000    2,004,480
        Wachovia Corp., 6.7%, 6/21/2004 ..................................    4,000,000    3,903,360
                                                                                          ----------
                                                                                          16,145,265
                                                                                          ----------
  Consumer Finance -- 1.5%
        Sears Roebuck Acceptance, 6.38%, 11/21/2001 ......................    3,000,000    2,953,500
                                                                                          ----------
  Real Estate -- 2.2%
        GS Escrow Corp., 7%, 8/1/2003 ....................................    3,000,000    2,740,560
        ProLogis Trust (REIT), 7.05%, 7/15/2006 ..........................    1,500,000    1,415,070
                                                                                          ----------
                                                                                           4,155,630
                                                                                          ----------
Manufacturing -- 1.5%
  Diversified Manufacturing
        Tyco International Group S.A., 6.25%, 6/15/2003 ..................    3,000,000    2,864,340
                                                                                          ----------
Media -- 5.1%
  Cable Television
        Charter Communication Holdings LLC, 8.25%, 4/1/2007 ..............    2,500,000    2,212,500
        Comcast UK Cable Partners, Ltd., Step-up Coupon, 0% to 11/15/2000,
          11.2% to 11/15/2007 ............................................    2,000,000    1,885,000
        Cox Communications, Inc., 7.75%, 8/15/2006 .......................    2,000,000    1,992,860
        TCI-Communications, Inc., 8%, 8/1/2005 ...........................    3,500,000    3,573,850
                                                                                          ----------
                                                                                           9,664,210
                                                                                          ----------
Service Industries -- 6.9%
  Environmental Services -- 1.3%
        Waste Management, Inc., 8%, 4/30/2004 ............................    2,500,000    2,428,050
                                                                                          ----------
  Miscellaneous Commercial Services -- 2.6%
        Comdisco, Inc., 6%, 9/1/2002 .....................................    3,000,000    2,897,820
        Hertz Corp., 7.625%, 8/15/2007 ...................................    2,000,000    1,976,760
                                                                                          ----------
                                                                                           4,874,580
                                                                                          ----------
  Investments -- 3.0%
        Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003 ................    3,000,000    2,943,150
        Morgan Stanley Dean Witter & Co., 7.125%, 1/15/2003 ..............    2,750,000    2,732,372
                                                                                          ----------
                                                                                           5,675,522
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal
                                                                                      Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------
Transportation -- 3.3%
  Airlines -- 1.1%
        Continental Airlines, Inc., 9.5%, 12/15/2001 .............................     2,000,000     2,029,000
                                                                                                    ----------
  Marine Transportation -- 1.5%
        Royal Caribbean Cruises, 7.125%, 9/18/2002 ...............................     3,000,000     2,890,980
                                                                                                    ----------
  Railroads -- 0.7%
        Union Pacific Corp., 6.7%, 12/1/2006 .....................................     1,500,000     1,413,225
                                                                                                    ----------
Utilities -- 3.0%
  Electric Utilities -- 2.4%
        CalEnergy Co., Inc, 7.23%, 9/15/2005 .....................................     2,000,000     1,937,720
        Niagara Mohawk Power Corp., 7.25%, 10/1/2002 .............................     2,268,294     2,241,438
        NRG Northeast Generating, Inc., 8.065%, 12/15/2004 .......................       400,000       399,548
                                                                                                    ----------
                                                                                                     4,578,706
                                                                                                    ----------
  Water Supply -- 0.6%
        Azurix Corp., 10.375%, 2/15/2007 .........................................     1,225,000     1,182,125
                                                                                                   -----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $111,117,328) ........................                 107,734,945
                                                                                                   -----------

---------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 60.9%
(over 8 years)

U.S. Government Pass-Thru -- 21.5%
        Federal Home Loan Mortgage Corp., 7%, 7/15/2029 (c) (d) ..................     7,500,000     7,243,360
        Federal National Mortgage Association, 7%, 7/1/2029 (b) ..................     2,229,387     2,151,359
        Federal National Mortgage Association, 7.5%, 7/1/2030 (c) (d) ............    11,965,000    11,785,525
        Federal National Mortgage Association, 8%, 7/1/2030 (c) (d) ..............    13,000,000    13,044,687
        Government National Mortgage Association Pass-thru, 7.5%, 7/1/2029 (c) (d)     6,830,000     6,774,506
                                                                                                    ----------
                                                                                                    40,999,437
                                                                                                    ----------
Asset Backed -- 4.5%
        Asset Securitization Corporation, Series 1997-D4 A1C, 7.42%, 4/14/2029 ...     4,250,000     4,248,672
        Green Tree Financial Corp., Series 1993-4 B1, 7.2%, 1/15/2019 ............     4,834,359     4,414,374
                                                                                                    ----------
                                                                                                     8,663,046
                                                                                                    ----------
Collaterized Mortgage Obligation -- 1.2%
        LB Commercial Conduit Mortgage Trust, Series 1998-C4, 6.21%, 10/15/2008 ..     2,500,000     2,286,719
                                                                                                    ----------
Communications -- 4.5%
  Telephone/Communications
        Crown Castle International Corp., 9.5%, 8/1/2011 .........................     2,000,000     1,900,000
        McLeodUSA, Inc., 8.125%, 2/15/2009 .......................................     2,500,000     2,256,250
        Sprint Capital Corp., 6.125%, 11/15/2008 .................................     1,600,000     1,426,192
        Teleglobe, Inc., 7.2%, 7/20/2009 .........................................     3,000,000     2,870,550
                                                                                                    ----------
                                                                                                     8,452,992
                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                                                           Principal
                                                           Amount ($)    Value ($)
----------------------------------------------------------------------------------
Consumer Discretionary -- 0.8%
  Hotels & Casinos
        International Game Technology, 8.375%, 5/15/2009    1,500,000    1,413,750
                                                                        ----------
Durables -- 1.3%
  Construction/Agricultural Equipment
        Lennar Corp., 9.95%, 5/1/2010 ..................    2,450,000    2,413,250
                                                                        ----------
Energy -- 5.8%
  Oil & Gas Production -- 4.5%
        Anadarko Petroleum Corp., 7%, 11/15/2027 .......    3,000,000    2,584,740
        Conoco, Inc., 6.35%, 4/15/2009 .................    2,750,000    2,558,105
        Unocal Corp., 9.4%, 2/15/2011 ..................    3,000,000    3,356,610
                                                                        ----------
                                                                         8,499,455
                                                                        ----------
  Oilfield Services/Equipment -- 1.3%
        Transocean Offshore, Inc., 8%, 4/15/2027 .......    2,500,000    2,485,325
                                                                        ----------
Financial -- 8.3%
  Banks -- 5.3%
        Abbey National PLC, 7.35%, 10/29/2049 ..........    3,000,000    2,797,350
        Bank United Capital Trust, 10.25%, 12/31/2026 ..    1,500,000    1,260,000
        Barnett Capital I, 8.06%, 12/1/2026 ............    2,500,000    2,252,150
        Merrill Lynch & Co., Inc., 6%, 2/17/2009 .......    1,500,000    1,337,505
        National Westminster Bank PLC, 7.375%, 10/1/2009    2,500,000    2,429,725
                                                                        ----------
                                                                        10,076,730
                                                                        ----------
  Consumer Finance -- 1.5%
        Ford Motor Credit Co., 7.375%, 10/28/2009 ......    3,000,000    2,901,810
                                                                        ----------
  Real Estate -- 1.5%
        ERP Operating L.P. Note, 7.57%, 8/15/2026 ......    3,000,000    2,932,470
                                                                        ----------
Manufacturing -- 0.9%
  Machinery/Components/Controls
        Tenneco Automotive, Inc., 11.625%, 10/15/2009 ..    2,000,000    1,775,000
                                                                        ----------
Media -- 7.6%
  Broadcasting and Entertainment -- 1.9%
        British Sky Broadcasting, 6.875%, 2/23/2009 ....    2,000,000    1,757,020
        Paramount Communications, Inc., 7.5%, 7/15/2023     2,000,000    1,789,680
                                                                        ----------
                                                                         3,546,700
                                                                        ----------
  Cable Television -- 4.6%
        AMFM, Inc., 8%, 11/1/2008 ......................    2,000,000    2,007,500
        CSC Holdings, Inc., 8.125%, 7/15/2009 ..........    2,500,000    2,425,000
        Time Warner, Inc., 9.125%, 1/15/2013 ...........    4,000,000    4,383,600
                                                                        ----------
                                                                         8,816,100
                                                                        ----------
  Print Media -- 1.1%
        News America Holdings, Inc., 9.25%, 2/1/2013 ...    2,000,000    2,161,220
                                                                        ----------

    The accompanying notes are an integral part of the financial statements.


                                                                         Principal
                                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------------------------
Service Industries -- 1.1%
  Miscellaneous Commercial Services
        Avis Group Holdings, Inc., 11.00%, 5/1/2009 ...............      2,000,000       2,085,000
                                                                                       -----------
Transportation -- 0.7%
  Airlines
        Continental Airlines, 6.545%, 2/2/2019 ....................      1,460,833       1,315,524
                                                                                       -----------
Utilities -- 2.7%
  Natural Gas Distributors
        ANR Pipeline Co., debenture, 9.625%, 11/1/2021 ............      2,000,000       2,284,020
        Williams Companies, Inc., 5.625%, 7/15/2019 ...............      3,000,000       2,865,030
                                                                                       -----------
                                                                                         5,149,050
                                                                                       -----------
        TOTAL LONG-TERM BONDS (Cost $117,702,603) .................                    115,973,578
                                                                                       -----------
----------------------------------------------------------------------------------------------------
                                                                           Shares
                                                                           ------
CONVERTIBLE PREFERRED STOCK -- 0.8%

        HSBC Bank PLC, 10.25%, 9/1/2000 (Cost $1,515,000) .........         60,000       1,541,250
                                                                                       -----------
----------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PORTFOLIO-- 118.5% (Cost $230,869,931) (a)                    225,784,773
        OTHER ASSETS AND LIABILITIES, NET-- (18.5%) ...............                    (35,174,574)
                                                                                       -----------
        NET ASSETS -- 100.0% ......................................                    190,610,199
                                                                                       ===========
----------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $231,006,371. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $5,221,598. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,228,292 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,449,890.

(b)      Effective maturities will be shorter due to prepayments.

(c)      Mortgage dollar roll

(d)      When-issued or forward delivery pools included.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS
   Investments, at value (identified cost $230,869,931) ...................   $ 225,784,773
   Cash ...................................................................          65,356
   Interest receivable ....................................................       3,893,987
   Other assets ...........................................................             882
                                                                              --------------
                                                               Total Assets     229,744,998
                                                                              --------------


LIABILITIES
   Payables for investments purchased -- mortgage dollar roll .............   $  38,920,341
   Accrued management fee .................................................          82,372
   Accrued expenses and payables ..........................................         132,086
                                                                              --------------
                                                          Total Liabilities      39,134,799
                                                                              --------------
      NET ASSETS, at value ................................................     190,610,199
                                                                              --------------


NET ASSETS Net assets consist of:
      Undistributed net investment income .................................   $   3,572,659
      Net unrealized appreciation (depreciation) on investments ...........      (5,085,158)
      Accumulated net realized gain (loss) ................................      (8,695,555)
      Paid-in capital .....................................................     200,818,253
                                                                              --------------
      NET ASSETS, at value ................................................   $ 190,610,199
                                                                              --------------


NetAsset Value Per Share ($190,610,199 / 10,275,635 shares of common stock outstanding, $.001 par value, 30,000,000
   shares authorized) .....................................................          $18.55
                                                                                     ======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
   Income:
      Interest ............................................................                  $ 7,522,030
      Dividends ...........................................................                      114,555
                                                                                             -----------
                                                                                               7,636,585
                                                                                             -----------

   Expenses:
      Management and investment advisory fee ..............................   $   460,588
      Services to shareholders ............................................        44,408
      Custodian ...........................................................         6,552
      Directors' fees and expenses ........................................        36,036
      Reports to shareholders .............................................        56,238
      Auditing ............................................................        16,380
      Legal ...............................................................        16,380
      Other ...............................................................        22,689        659,271
                                                                              -----------    -----------
                                                      Net Investment Income                    6,977,314
                                                                                             -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss)
   from:
      Investments .........................................................                   (5,249,393)
                                                                                             -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .........................................................                    3,467,112
                                                                                             -----------
   Net gain (loss) on investments .........................................                   (1,782,281)
                                                                                             -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................................                  $ 5,195,033
                                                                                             ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Six Months           Year
                                                                         Ended             Ended
                                                                     June 30, 2000      December 31,
INCREASE (DECREASE) IN NET ASSETS                                     (Unaudited)           1999
                                                                     ---------------  ---------------
Operations:
Net investment income .............................................   $   6,977,314    $  13,902,285
Net realized gain (loss) from investment transactions and foreign
   currency related transactions during the period ................      (5,249,393)      (3,315,571)
Net unrealized appreciation (depreciation) on investments and
   foreign currency related transactions during the period ........       3,467,112      (12,613,541)
                                                                     ---------------  ---------------
Net increase (decrease) in net assets resulting from operations ...       5,195,033       (2,026,827)
                                                                     ---------------  ---------------
   Net investment income ..........................................      (3,390,875)     (13,971,722)
                                                                     ---------------  ---------------
Fund share transactions:
   Reinvestment of dividends from net investment income ...........         234,922          985,139
   Cost of shares repurchased .....................................        (449,230)        (735,673)
                                                                     ---------------  ---------------
Net increase (decrease) in net assets from Fund share
   transactions ...................................................        (214,308)         249,466
                                                                     ---------------  ---------------
Increase (decrease) in net assets .................................       1,589,850      (15,749,083)
Net assets at beginning of period .................................     189,020,349      204,769,432
                                                                     ---------------  ---------------
Net assets at end of period (including undistributed net investment income of $3,572,659 and accumulated distributions in excess of
   net  investment income of $13,780, respectively) ...............   $ 190,610,199    $ 189,020,349
                                                                     ===============  ===============

Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .........................      10,289,694       10,273,464
                                                                     ---------------  ---------------
Shares issued to shareholders in reinvestment of dividends
   from net investment income .....................................          14,941           59,232
Shares repurchased ................................................         (29,000)         (43,002)
                                                                     ---------------  ---------------
Net increase (decrease) in Fund shares ............................         (14,059)          16,230
                                                                     ---------------  ---------------
Shares outstanding at end of period ...............................      10,275,635       10,289,694
                                                                     ===============  ===============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                         Six Months
                                            Ended                         Years Ended December 31,
                                        June 30, 2000  ------------------------------------------------------
                                         (Unaudited)     1999        1998       1997         1996      1995
                                         -----------   ------------------------------------------------------
Net asset value, beginning of period ....   $18.37      $19.93      $20.29      $19.54      $19.94     $17.72
Income from investment operations:
  Income (a) ............................      .74        1.49        1.51        1.56        1.53       1.57
  Operating expenses ....................     (.06)       (.14)       (.14)       (.14)       (.15)      (.14)
                                            ------      ------      ------      ------      ------     ------
  Net investment income .................      .68        1.35        1.37        1.42        1.38       1.43
  Net realized and unrealized
   gain (loss) ..........................     (.17)      (1.55)       (.34)        .77        (.38)      2.19
                                            ------      ------      ------      ------      ------     ------
Total from investment operations ........      .51        (.20)       1.03        2.19        1.00       3.62
[GRAPHIC OMITTED] Less distributions from:
  Net investment income .................     (.33)      (1.36)      (1.37)      (1.44)      (1.40)     (1.40)
  Net realized gains from investment
   transactions .........................       --          --        (.02)         --          --         --
                                            ------      ------      ------      ------      ------     ------
                                              (.33)      (1.36)      (1.39)      (1.44)      (1.40)     (1.40)
                                            ------      ------      ------      ------      ------     ------
Net asset value, end of period ..........   $18.55      $18.37      $19.93      $20.29      $19.54     $19.94
                                            ======      ======      ======      ======      ======     ======
Per share market value, end of period ...   $16.13      $15.50      $19.75      $19.50      $17.38     $18.00
                                            ======      ======      ======      ======      ======     ======
Price range on New York Stock Exchange
  for each share of Common Stock
  outstanding during the period (Unaudited):
   High .................................   $16.13      $19.94      $20.38      $19.94      $19.50     $19.13
   Low ..................................   $15.06      $15.06      $18.75      $17.25      $16.75     $15.75
Total Investment Return
  Per share market value (%) ............     6.22      (14.90)       8.74       21.15        4.54      23.69
  Per share net asset value (%) (b) .....     3.16        (.05)       5.46       12.09        6.08      21.78
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..      191         189         205         207         198        201
Ratio of operating expenses to
  average daily net assets (%) ..........      .70         .70         .70         .71         .76        .73
Ratio of net investment income to
  average daily net assets (%) ..........     7.42        7.01        6.83        7.17        7.07       7.45
Portfolio turnover rate (%) .............     71.6(c)     82.2(c)     49.8       162.2(c)     92.1       76.4

----------

(a)      Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.

(c)      The  portfolio   turnover   rates   including   mortgage   dollar  roll
         transactions were 262.3%, 208.9% and 218.1%, for the periods ended June 30, 2000, December 31, 1999 and December 31, 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

         Significant accounting policies are summarized as follows:

         Valuation of Investments--Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with a remaining maturity of sixty days or less are valued at amortized cost.

         Equity Securities which are traded on U.S. or foreign stock exchanges are valued as of the close of regular trading on the New York Stock Exchange at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors of the Fund.

         Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

         Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

         At December 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $4,433,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007, the expiration date, whichever occurs first.

         From November 1, 1999 through December 31, 1999, the Fund incurred approximately $43,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2000.

         Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

         The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

         Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the six months ended June 30, 2000, the fees pursuant to the Agreement amounted to $460,588, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

None of the Directors are affiliated with the Adviser. For the six months ended June 30, 2000, Directors' fees and expenses aggregated $36,036.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the six months ended June 30, 2000, purchases and sales of investment securities (excluding direct U.S.
government obligations, short-term investments and mortgage dollar roll transactions) aggregated $84,579,403 and $75,392,296, respectively. Purchases and sales of direct U.S. Government obligations aggregated $3,278,184 and $3,247,418, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $218,226,840 and $209,557,564, respectively.

STOCKHOLDER MEETING RESULTS (unaudited)

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") was held on July 13, 2000, at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California 94111. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below):

1. The election of five Directors of the Company to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

        Director:                              Number of Votes:
        ---------                              ---------------
                               For            Withheld        Broker Non-Votes*
                               ---            --------        ----------------
John C. Atwater             8,701,411          134,766                0
Richard J. Bradshaw         8,702,302          133,875                0
Maryellie K. Johnson        8,702,908          133,269                0
Wendell G. Van Auken        8,703,876          132,301                0
James C. Van Horne          8,702,096          134,081                0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

                                Number of Votes:
                                ----------------
            For          Against            Abstain            Broker Non-Votes*
            ---          -------            -------            ----------------

         8,701,715       46,176              88,287                    0

3. Approval or disapproval of the continuance of the Management and Investment Advisory Agreement between the Company and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
            For          Against           Abstain             Broker Non-Votes*
            ---          -------           -------             ----------------
         8,614,397       91,899            129,881                     0






--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


   All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. EquiServe is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

   If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

   Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable


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event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing EquiServe, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.


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